Exhibit 10.2
Supplemental Agreement No. 12
to
Purchase Agreement No. 3860
between
The Boeing Company
and
United Airlines, Inc.
Relating to Boeing Model 787 Aircraft

UAL-PA-3860    SA-12    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

THIS SUPPLEMENTAL AGREEMENT No. 12 (SA-12), entered into as of February 26, 2021 by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer);
WHEREAS, the parties hereto entered into Purchase Agreement No. 3860 dated September 27, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 787 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement; and
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement to provide Customer with certain *** flexibility.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-12”) to (i) update for the revised letter agreement; and (ii) remove the letter agreement that is no longer operative.
2.Letter Agreements.
Letter Agreement UAL-PA-03860-LA-1209413R3 entitled “Special Matters” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03860-LA-1209413R4 (identified by “SA-12”) to provide Customer with certain *** flexibility..
3.Miscellaneous.
Boeing and Customer agree to the *** of *** for *** under purchase agreement number 04761 as specified in Section 3.1 of Letter Agreement UAL-PA-03860-LA-1209413R4 entitled “Special Matters”.
The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.
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BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title
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BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description	SA-1
Article 2.	Delivery Schedule	SA-1
Article 3.	Price	SA-1
Article 4.	Payment	SA-1
Article 5.	Additional Terms	SA-1
TABLE
1	787-*** Aircraft Delivery, Description, Price and ***	SA-7
1A.	787-*** with GENX-1B*** Engines Aircraft Information Table	SA-11
EXHIBITS

A2*	787-*** Aircraft Configuration	SA-9
A3.	787-*** Aircraft Configuration	SA-9
B.	Aircraft Delivery Requirements and Responsibilities
* - Note: There is no Exhibit A1 in this Purchase Agreement
SUPPLEMENTAL EXHIBITS
AE1.	***/Airframe and *** Features
BFE1.	BFE Variables for the 787-*** Aircraft	SA-7
CS1.	Customer Support Document
EE1.	Engine ***/Engine Warranty ***
SLP1.	Service Life Policy Components

P.A. 3860    TABLE OF CONTENTS, Page 1 of 5    SA-12
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-03860-LA-1209247	787 e-Enabling
UAL-PA-03860-LA-1209264	Open Configuration Matters Completed: No longer applicable	SA-9
UAL-PA-03860-LA-1209409	Spare Parts Initial Provisioning
UAL-PA-03860-LA-1209410	Special Matters Relating to COTS Software and End User License Agreements
UAL-PA-03860-LA-1209411	Special Terms – Seats and In-flight Entertainment
UAL-PA-03860-LA-1209417	Model 787 Post-Delivery Software & Data Loading
CONFIDENTIAL LETTER AGREEMENTS
UAL-PA-03860-LA-1209236R1	Model ***	SA-1
	Attachment A, 787-*** Airframe Pricing of *** Aircraft with General Electric GEnx-1B***	SA-1
	Attachment B, 787-*** with General Electric GEnx-1B***	SA-1
	Attachment C, 787-*** with General Electric GEnx-1B***	SA-1
UAL-PA-03860-LA-1209412	Spare Parts Commitment
UAL-PA-03860-LA-1209413R4	Special Matters	SA-12
UAL-PA-03860-LA-1209413A1R3	Special Matters – Amendment 1	SA-7
UAL-PA-03860-LA-1209414	Other Special Matters
UAL-PA-03860-LA-1209413A1	Other Special Matters - Amendment 1	SA-1
UAL-PA-03860-LA-1209416R1	Promotional Support	SA-2
UAL-PA-03860-LA-1209430	***
UAL-PA-03860-LA-1209429	***

P.A. 3860    TABLE OF CONTENTS, Page 2 of 4    SA-12
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
CONFIDENTIAL LETTER AGREEMENTS, continued		SA NUMBER
6-1162-ELP-0794	*** Program- Boeing ***
6-1162-ELP-0795	*** Program- Boeing ***
UAL-PA-03860-LA-1301368	*** (787-***)	SA-1
UAL-PA-03860-LA-1301373	787-*** Aircraft Open Configuration and Other Matters	SA-1
UAL-PA-03860-LA-1301375R1	Provisions Relating to Customer’s *** for 787-*** Aircraft	SA-7
UAL-PA-03860-LA-1301377	787-***	SA-1
UAL-PA-03860-LA-1301377A1	787-*** – Amendment 1	SA-4
UAL-PA-03860-LA-1301380	787-*** Program Launch	SA-1
UAL-PA-03860-LA-1500017	***	SA-4
UAL-PA-03860-LA-1500059	Installation of Cabin Systems Equipment	SA-4
UAL-PA-03860-LA-1703319	Privileged and Confidential Matters	SA-8
UAL-PA-03860-LA-1802899	***	SA-9

P.A. 3860    TABLE OF CONTENTS, Page 3 of 4    SA-12
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . June 17, 2013
Supplemental Agreement No. 2 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . December 16, 2013
Supplemental Agreement No. 3 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . July 22, 2014
Supplemental Agreement No. 4 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . January 14, 2015
Supplemental Agreement No. 5 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . May 12, 2015
Supplemental Agreement No. 6 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . December 31, 2015
Supplemental Agreement No. 7 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . March 7, 2016
Supplemental Agreement No. 8 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . June 7, 2017
Supplemental Agreement No. 9 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . May 31, 2018
Supplemental Agreement No. 10 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . November 1, 2018
Supplemental Agreement No. 11 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . December 12, 2018
Supplemental Agreement No. 12 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . February 26, 2021
P.A. 3860    TABLE OF CONTENTS, Page 4 of 4    SA-12
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-03860-LA-1209413R4
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Special Matters
Reference:    Purchase Agreement No. 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement replaces and supersedes Letter UAL-PA-03860-LA-1209413R3 dated May 31, 2018.
1.***.
1.1. 787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, a *** to Customer ***. The *** is subject to *** at the time of delivery. *** may *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
1.2. 787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, a *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
1.3. 787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer in ***. The *** is *** as *** at the time of delivery. *** may *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
2.Model 787 ***.
Boeing hereby *** that the offer contained herein *** with the commitments specified in Letter Agreement 6-1162-KKT-080. Furthermore, *** as Boeing ***, Boeing will *** of the Purchase Agreement to continue ***.
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Special Matters     Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.1. 787-***.
Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft *** to Customer ***. The *** is *** as *** at the time of delivery. *** may *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
2.2. 787-***.
Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft *** to Customer ***. The *** is *** at the time of delivery. *** may *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, *** on Aircraft.
3.***.
Notwithstanding the *** of the Purchase Agreement, Customer ***, for Aircraft ***, and for *** Aircraft that Customer ***.

***
3.1.Notwithstanding the *** schedule provided in Section 3 above, the parties have *** in the *** for the 787-*** in the table below (Section 3.1 787-*** Aircraft):
(i)Boeing will *** from this Purchase Agreement to the 737 purchase agreement number 04761 as specified in column [B] of the table below;
(ii)Column [C] of the table below *** for the Section 3.1 787-*** Aircraft *** in Section 3.1(i) above; and *** from Customer with respect to each Section 3.1 787-*** Aircraft; and
(iii)The parties agree that *** are *** Customer with respect to the Section 3.1 787-*** Aircraft.

Section 3.1 787-*** Aircraft	[A] ***	[B] ***	[C] ***
***	$***	$***	$***
Total	$***	$***	$***
4.***.
4.1.Interest Rate for Firm Aircraft. *** agrees to *** on *** for all firm and *** Aircraft which are *** pursuant to Paragraph 3 of this Letter Agreement ***.
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BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.2.Delivery *** Impact on *** Calculations. If the delivery of any Aircraft is *** due to ***, then interest on *** in respect of such Aircraft will *** during the time period from ***. Payment of *** that has *** prior to the start of the *** but remains unpaid will be paid on the normal quarterly *** payment schedule set forth in Paragraph 4.1 of this Letter Agreement or on the delivery date of the Aircraft, whichever comes first.
4.3.Boeing Invoice. Boeing shall submit to Customer, not less than *** prior to the end of each quarter, an invoice for *** during each such quarter. Customer's payment is due and payable to Boeing on the first business day of the following month. Boeing's invoice will show *** during the quarter for each Aircraft for which *** have been ***. The invoice will also include *** on *** with respect to other aircraft in other purchase agreements between Customer and Boeing.
4.4.*** for the Launch Aircraft. With respect to the first aggregate quantity of *** 787-*** Aircraft to be delivered to Customer under any purchase agreement (collectively and each a Launch Aircraft), the parties agree that payment of the Article 4.1 interest obligation will be *** of each Launch Aircraft (Launch Aircraft *** Obligation). At time of delivery of each Launch Aircraft, Boeing *** to *** the Launch Aircraft *** Obligation.
4.5.Certain ***. Notwithstanding the *** Schedule contained in Table 1 of the Purchase Agreement or the terms set forth in Section 3 herein, Customer may *** for any Aircraft on order as of the date of signing the applicable Purchase Agreement, and for any *** Aircraft in accordance with the terms of Section 3 herein; provided, however, that Customer shall retain the right to either (a) *** set forth in Section 3 herein, and to the extent that Customer *** then Customer’s *** Boeing *** shall be *** or (b) *** from time to time by up to *** provided that (1) Boeing *** to such *** and (2) ***.
4.6.Special *** for Section 3.1 787-*** Aircraft.                  With respect to the *** made pursuant to Section 3.1 above and cited in Section 3 of Supplemental Agreement No. 12 of the Purchase Agreement, the parties agree that payment of the Article *** interest obligation will be *** of the Section 3.1 787-*** Aircraft from which ***.
5.Option Aircraft ***.
5.1.Notwithstanding the amount specified in the Attachment to Option Aircraft Letter Agreement UAL-PA-03860-LA-1209265R1 (Option Aircraft Letter) as the Attachment and/or the Option Aircraft Letter is subsequently revised, amended or supplemented, Boeing ***.
5.2.Notwithstanding paragraph 5.1 above, Boeing and Customer agree that for the *** 787-*** Aircraft added as part of Supplemental Agreement No. 1, the *** shall be *** Aircraft. Such *** has already been received by Boeing for *** 787-*** Aircraft. The *** for the *** 787-*** Aircraft is due upon signing of Supplemental Agreement No 1 to the Purchase Agreement.
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BOEING / UNITED AIRLINES, INC. PROPRIETARY

6.***.
Boeing agrees to *** at the time of delivery of each Aircraft *** in ***. This *** or for Boeing *** and ***.
7.Aircraft Invoices.
Upon Customer request, at the time of Aircraft delivery Boeing agrees to provide a separate invoice addressed to the owner/trustee of such Aircraft specifying the dollar amount to be received at the time of delivery. The dollar amount on the invoice shall be provided by Customer.
8.Assignment of ***.
Customer may not assign the *** described in this Letter Agreement without Boeing's prior written consent other than in circumstances where Boeing provides or arranges lease equity financing to Customer in respect of an Aircraft.
9.Confidential Treatment.
Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.
Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-In-Fact

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	February 26, 2021

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Executive Vice President Finance and Chief Financial Officer
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BOEING / UNITED AIRLINES, INC. PROPRIETARY